Exhibit 99.1

UMB Financial Corporation 1010 Grand Boulevard Kansas City, MO 64106 816.860.7000 umb.com	News Release

//FOR IMMEDIATE RELEASE//

Media Contact: Stephanie Hague: 816.860.5088

Investor Relations Contact: Kay Gregory: 816.860.7106

UMB Financial Corporation Reports Second Quarter Income from Continuing Operations of $55.4 Million or $1.11 per Diluted Share

KANSAS CITY, Mo. (July 24, 2018) — UMB Financial Corporation (Nasdaq: UMBF), a financial holding company, announced income from continuing operations for the second quarter 2018 of $55.4 million, or $1.11 per diluted share, compared to $57.5 million, or $1.15 per diluted share in the first quarter 2018 (linked quarter) and $44.8 million, or $0.90 per diluted share, in the second quarter 2017. The reported GAAP income from continuing operations represents a decrease of 3.7 percent on a linked-quarter basis and an increase of 23.8 percent compared to the second quarter 2017.

Net operating income from continuing operations, a non-GAAP financial measure reconciled to income from continuing operations, the nearest comparable GAAP measure, later in this release, was $56.1 million, or $1.12 per diluted share for the second quarter 2018, compared to $59.1 million, or $1.18 per diluted share, for the linked quarter and $44.9 million, or $0.90 per diluted share, for the second quarter 2017. These results represent a decrease of 5.1 percent on a linked-quarter basis and an increase of 24.8 percent compared to the second quarter 2017.

Summary of quarterly financial results	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)
	Q2 2018	Q1 2018	Q2 2017
Income from continuing operations	$55,424	$57,533	$44,771
Loss from discontinued operations	—	(747)	(1,950)

Net income	55,424	56,786	42,821
Earnings per share from continuing operations (diluted)	1.11	1.15	0.90
Losses per share from discontinued operations (diluted)	—	(0.01)	(0.04)

Earnings per share (diluted)	1.11	1.14	0.86
Net operating income from continuing operations	56,079	59,062	44,948
Operating earnings per share from continuing operations (diluted)	1.12	1.18	0.90
GAAP — continuing operations
Return on average assets	1.08%	1.12%	0.88%
Return on average equity	10.18	10.80	8.69
Efficiency ratio	70.21	68.82	71.02
Non-GAAP — continuing operations
Operating return on average assets	1.09%	1.15%	0.89%
Operating return on average equity	10.30	11.09	8.72
Operating efficiency ratio	69.88	68.04	70.91

Summary of year-to-date financial results	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)	June YTD 2018	June YTD 2017
Income from continuing operations	$112,957	$86,747
(Loss) income from discontinued operations	(747)	255

Net income	112,210	87,002
Earnings per share from continuing operations (diluted)	2.26	1.74
(Losses) earnings per share from discontinued operations (diluted)	(0.01)	0.01

Earnings per share (diluted)	2.25	1.75
Net operating income from continuing operations	115,141	87,228
Operating earnings per share from continuing operations (diluted)	2.30	1.75
GAAP — continuing operations
Return on average assets	1.10%	0.86%
Return on average equity	10.49	8.64
Efficiency ratio	69.51	71.77
Non-GAAP — continuing operations
Operating return on average assets	1.12%	0.87%
Operating return on average equity	10.69	8.68
Operating efficiency ratio	68.95	71.61

“Highlights for the second quarter included 5.8 percent growth in our loan portfolio, continued positive operating leverage, and a 56 basis point expansion in our loan yields,” said Mariner Kemper, chairman and chief executive officer. “Our net interest margin expanded 12 basis points and drove a 9.3 percent increase in our net interest income.”

Discussion of results from continuing operations

Summary of revenue	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q2 2018	Q1 2018	Q2 2017	CQ vs. LQ	CQ vs. PY
Net interest income	$150,226	$147,922	$137,394	$2,304	$12,832
Noninterest income:
Trust and securities processing	42,845	44,002	44,811	(1,157)	(1,966)
Trading and investment banking	4,653	4,101	6,173	552	(1,520)
Service charges on deposit accounts	20,722	21,905	22,731	(1,183)	(2,009)
Insurance fees and commissions	340	301	513	39	(173)
Brokerage fees	6,291	6,353	5,889	(62)	402
Bankcard fees	17,184	18,123	20,234	(939)	(3,050)
Gains on sales of securities available for sale, net	228	139	1,280	89	(1,052)
Other	8,026	10,601	8,675	(2,575)	(649)

Total noninterest income	$100,289	$105,525	$110,306	$(5,236)	$(10,017)

Total revenue	$250,515	$253,447	$247,700	$(2,932)	$2,815

Net interest margin	3.24%	3.19%	3.12%
Total noninterest income as a % of total revenue	40.03	41.64	44.53

Following the enactment of the Tax Cuts and Jobs Act, beginning in the first quarter of 2018, net interest margin is computed using net interest income adjusted to a fully taxable equivalent (FTE) basis assuming a statutory federal income tax rate of 21 percent and, where applicable, state income taxes; prior period net interest margins are computed using the then-statutory federal income tax rate of 35 percent and, where applicable, state income taxes.

Net interest income

•	On a linked quarter basis, the 1.6 percent increase in net interest income was driven by a five basis point improvement in net interest margin, one additional day of net interest income, and a 1.4 percent, or $157.9 million, increase in average loans.

•	Earning asset yields improved 18 basis points from the linked quarter primarily due to improved loan yields of 21 basis points to 4.74 percent, in part driven by favorable re-pricing from recent increases in short-term interest rates and earning asset mix changes. The cost of interest-bearing liabilities increased 18 basis points to 0.83 percent driven by a 16 basis point increase in cost of interest-bearing deposits. Total cost of deposits including noninterest-bearing deposits was 45 basis points, an increase of 18 basis points from the linked quarter.

•	On a year-over-year basis, the increase in net interest income was driven by a 5.8 percent or $632.4 million increase in average loans as well as higher average loan yields, which increased 56 basis points from one year ago, primarily driven by higher interest rates, volume, and mix changes, offset by the impacts of tax reform on tax equivalent income.

•	For the second quarter 2018, average total assets were $20.6 billion, which is an increase of 1.5 percent over the second quarter 2017.

Noninterest income

•	Second quarter 2018 noninterest income decreased $5.2 million, or 5.0 percent, on a linked quarter basis largely due to:

•	A $2.6 million decline in other income driven by decreases of $1.8 million in equity earnings on alternative investments and $1.1 million in the fair value of company-owned life insurance.

•	A decrease in trust and securities processing due to a $1.3 million decline in fund servicing revenue.

•	A decrease of $1.2 million in service charges on deposits primarily due to repricing.

•	An increase of $1.0 million in rebates and rewards expense recorded as an offset to bankcard fees driven by higher purchase volume.

•	These impacts were partially offset by an increase of $0.6 million in trading and investment banking.

•	Noninterest income in the second quarter of 2018 decreased $10.0 million, or 9.1 percent, compared to the same quarter in 2017 primarily driven by:

•	A $3.7 million increase in rebates and rewards expense recorded as an offset to bankcard fees driven by increased purchase volume.

•	A $2.0 million decrease in service charges on deposit accounts due to repricing.

•	A $2.0 million decline in fund servicing revenue recorded in trust and securities processing due to customer repricing and losses.

•	A $1.1 million decrease in gains on available-for-sale securities.

•	A $0.9 million decrease in trading and investment banking due to market adjustments from the company’s seed investments in certain Scout funds following the liquidation of such investments at the end of the second quarter of 2017.

Noninterest expense

Summary of Noninterest expense	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q2 2018	Q1 2018	Q2 2017	CQ vs. LQ	CQ vs. PY
Salaries and employee benefits	$104,175	$107,968	$102,773	$(3,793)	$1,402
Occupancy, net	10,813	10,953	11,061	(140)	(248)
Equipment	18,842	18,826	17,956	16	886
Supplies and services	4,146	3,760	4,792	386	(646)
Marketing and business development	6,184	5,034	5,732	1,150	452
Processing fees	11,537	11,161	10,743	376	794
Legal and consulting	6,460	3,844	6,467	2,616	(7)
Bankcard	4,165	4,626	5,033	(461)	(868)
Amortization of other intangible assets	1,485	1,562	1,924	(77)	(439)
Regulatory fees	3,772	2,905	4,071	867	(299)
Other	5,639	5,237	6,387	402	(748)

Total noninterest expense	$177,218	$175,876	$176,939	$1,342	$279

•	GAAP noninterest expense for the second quarter of 2018 was $177.2 million, an increase of $1.3 million, or 0.8 percent, from the linked quarter and $0.3 million, or 0.2 percent, from the second quarter of 2017.

•	On a non-GAAP basis, operating noninterest expense (as reconciled later in this release) was $176.4 million for the second quarter 2018, an increase of $2.5 million, or 1.4 percent, compared to the linked quarter, and a decrease of $0.3 million, or 0.2 percent, compared to the second quarter 2017.

•	The linked quarter increase in noninterest expense was driven by:

•	A $2.6 million increase in legal and consulting expense partially due to timing of consulting expenses on projects delayed during the first quarter of 2018.

•	Increased marketing and business development expense of $1.2 million related to timing of multiple projects and increased travel expenses.

•	Increased regulatory expense of $0.9 million from a higher assessment base.

•	These impacts were partially offset by a $3.8 million decline in salaries and employee benefits, largely driven by lower payroll taxes and 401(k) expense as compared the first quarter of 2018.

•	The year-over-year increase in noninterest expense was driven by:

•	A $1.4 million increase in salaries and employee benefits, largely due to a $1.7 million increase in salary and wage expense.

•	$0.9 million increase in equipment expense related to investments for regulatory requirements, cyber security, and the ongoing modernization of the company’s core systems.

•	These impacts were partially offset by a $0.9 million decline in bankcard administrative expenses, and decreases of $0.3 million in derivative expense and $0.5 million in operational losses, both recorded in other expense.

Income Taxes

•	The company’s effective tax rate was 15.6 percent for the six months ended June 30, 2018 compared to 21.6 percent for the same period in 2017. The decrease is primarily a result of the Tax Cuts and Jobs Act, which lowered the federal corporate income tax rate to 21 percent from 35 percent, effective on January 1, 2018.

Balance Sheet

•	Average total assets for the second quarter 2018 were $20.6 billion compared to $20.7 billion for the linked quarter, and $20.3 billion for the same period in 2017.

Summary of average loans and leases — QTD Average	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q2 2018	Q1 2018	Q2 2017	CQ vs. LQ	CQ vs. PY
Commercial	$4,478,829	$4,456,176	$4,597,866	$22,653	$(119,037)
Asset-based loans	336,710	336,146	242,719	564	93,991
Factoring loans	231,035	223,031	155,528	8,004	75,507
Commercial credit card	191,009	189,891	157,214	1,118	33,795
Real estate — construction	823,169	763,867	802,350	59,302	20,819
Real estate — commercial	3,711,417	3,635,455	3,152,317	75,962	559,100
Real estate — residential	669,177	645,803	592,253	23,374	76,924
Real estate — HELOC	596,025	630,617	682,889	(34,592)	(86,864)
Consumer credit card	230,971	223,725	254,552	7,246	(23,581)
Consumer other	153,427	158,131	139,120	(4,704)	14,307
Leases	22,679	23,680	35,250	(1,001)	(12,571)

Total loans	$11,444,448	$11,286,522	$10,812,058	$157,926	$632,390

•	Average loans for the second quarter 2018 increased 1.4 percent on a linked-quarter basis and 5.8 percent compared to second quarter 2017.

Summary of average securities — QTD Average	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q2 2018	Q1 2018	Q2 2017	CQ vs. LQ	CQ vs. PY
Securities available for sale:
U.S. Treasury	$37,982	$38,197	$63,945	$(215)	$(25,963)
U.S. Agencies	2,946	10,360	48,914	(7,414)	(45,968)
Mortgage-backed	3,679,835	3,645,891	3,677,797	33,944	2,038
State and political subdivisions	2,330,454	2,453,334	2,478,358	(122,880)	(147,904)
Corporates	1,476	8,482	60,508	(7,006)	(59,032)
Commercial Paper	7,138	30,955	—	(23,817)	7,138

Total securities available for sale	$6,059,831	$6,187,219	$6,329,522	$(127,388)	$(269,691)

Securities held to maturity:
State and political subdivisions	1,228,849	1,251,771	1,242,519	(22,922)	(13,670)
Trading securities	45,538	44,592	75,075	946	(29,537)
Other securities	66,345	65,560	66,199	785	146

Total securities	$7,400,563	$7,549,142	$7,713,315	$(148,579)	$(312,752)

•	Average securities available for sale decreased 4.3 percent compared to the second quarter of 2017 driven by the ongoing reinvestment of cash flows from such securities to fund growth in the loan portfolio.

Summary of average deposits — QTD Average	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q2 2018	Q1 2018	Q2 2017	CQ vs. LQ	CQ vs. PY
Deposits:
Noninterest-bearing demand	$5,666,364	$6,050,997	$5,837,602	$(384,633)	$(171,238)
Interest-bearing demand and savings	9,768,015	9,660,150	8,475,782	107,865	1,292,233
Time deposits	1,032,000	1,047,700	1,258,384	(15,700)	(226,384)

Total deposits	$16,466,379	$16,758,847	$15,571,768	$(292,468)	$894,611

Noninterest bearing deposits as % of total	34.41%	36.11%	37.49%

•	Average noninterest-bearing deposits declined 6.4 percent on a linked-quarter basis primarily driven by lower balances held by larger commercial customers.

Capital

Capital information	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)
	June 30, 2018	March 31, 2018	June 30, 2017
Total equity	$2,201,812	$2,167,386	$2,071,119
Book value per common share	43.96	43.31	41.42
Regulatory capital:
Common equity Tier 1 capital	$2,145,616	$2,097,691	$1,863,359
Tier 1 capital	2,145,616	2,097,691	1,863,359
Total capital	2,315,482	2,269,315	2,031,618
Regulatory capital ratios:
Common equity Tier 1 capital ratio	13.56%	13.36%	12.22%
Tier 1 risk-based capital ratio	13.56	13.36	12.22
Total risk-based capital ratio	14.63	14.45	13.32
Tier 1 leverage ratio	10.50	10.20	9.28

•	At June 30, 2018, the company’s risk-based capital ratios presented in the foregoing table exceeded all “well-capitalized” regulatory thresholds.

Asset Quality

Credit quality	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017
Net charge-offs — Commercial loans	$6,137	$6,847	$2,248	$8,961	$7,971
Net charge-offs (recoveries) — Real estate loans	1,035	1,512	(242)	238	(95)
Net charge-offs — Consumer credit card loans	1,786	1,849	1,612	1,635	2,079
Net charge-offs — Consumer other loans	46	94	167	74	71
Net charge-offs — Total loans	9,004	10,302	3,785	10,908	10,026
Net loan charge-offs as a % of total average loans	0.32%	0.37%	0.14%	0.40%	0.37%
Loans over 90 days past due	$2,883	$5,650	$3,091	$2,088	$2,657
Loans over 90 days past due as a % of total loans	0.02%	0.05%	0.03%	0.02%	0.02%
Nonaccrual and restructured loans	$56,030	$67,604	$59,142	$54,231	$51,390
Nonaccrual and restructured loans as a % of total loans	0.48%	0.59%	0.52%	0.49%	0.47%
Provision for loan losses	$7,000	$10,000	$6,000	$11,500	$14,500

•	Nonperforming loans, defined as restructured loans on nonaccrual and all other nonaccrual loans, decreased $11.6 million from the linked quarter and increased $4.6 million from the prior year period.

•	Net charge-offs decreased to $9.0 million, or 0.32 percent of average loans, compared to $10.3 million, or 0.37 percent, of average loans in the linked quarter, and $10.0 million, or 0.37 percent, of average loans in the second quarter of 2017.

•	Provision for loan losses decreased $3.0 million from the linked quarter, consistent with the company’s methodology, which considers the inherent risk in the loan portfolio, as well as other qualitative factors, such as macroeconomic conditions, loan growth, loan impairment changes, loan risk grading changes, and net charge-off levels.

Dividend Declaration

At the company’s quarterly board meeting, the Board of Directors declared a $0.29 per share quarterly cash dividend, payable on October 1, 2018, to shareholders of record at the close of business on September 10, 2018.

Conference Call

The company plans to host a conference call to discuss its second quarter 2018 earnings results on Wednesday, July 25, 2018, at 9:30 a.m. (CT).

Interested parties may access the call by dialing (toll-free) 877-267-8760 or (international) 412-542-4148 and requesting to join the UMB Financial call. The live call may also be accessed by visiting the investor relations area of umbfinancial.com or by using the following the link:

UMB Financial 2Q 2018 Conference Call

A replay of the conference call may be heard through August 8, 2018, by calling (toll-free) 877-344-7529 or (international) 412-317-0088. The replay access code required for playback is 10121500. The call replay may also be accessed via the company’s website umbfinancial.com by visiting the investor relations area.

Non-GAAP Financial Information

In this release, we provide information about net operating income from continuing operations, operating earnings per share from continuing operations — diluted (operating EPS), operating return on average equity (operating ROE), operating return on average assets (operating ROA), operating noninterest expense, and operating efficiency ratio, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures — net operating income, operating EPS, operating ROE, operating ROA, operating noninterest expense, and operating efficiency ratio — and the nearest comparable GAAP financial measures are reconciled later in this release. The company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for acquisition- and severance-related items and divestiture costs that management does not believe reflect the company’s fundamental operating performance.

Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding expenses related to acquisitions and divestitures, severance expense, and the cumulative tax impact of these adjustments.

Operating EPS (diluted) is calculated as earnings per share as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments described above for the relevant period. Operating ROE is calculated as net operating income from continuing operations, divided by the company’s average total shareholders’ equity for the relevant period. Operating ROA is calculated as net operating income from continuing operations, divided by the company’s average assets for the relevant period. Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described above. Operating efficiency ratio is calculated as the company’s operating noninterest expense, net of amortization of other intangibles, divided by the company’s total non-GAAP revenue (calculated as net interest income plus noninterest income, less gains on sales of securities available for sale, net).

Forward-Looking Statements:

This release contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2017, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

About UMB:

UMB Financial Corporation (Nasdaq: UMBF) is a financial services company headquartered in Kansas City, Mo. UMB offers personal banking, commercial banking, healthcare services and institutional banking, which includes services to mutual funds and alternative-investment entities and registered investment advisors. UMB operates banking and wealth management centers throughout Missouri, Illinois, Colorado, Kansas, Oklahoma, Nebraska, Arizona and Texas. For more information, visit UMB.com, UMB Financial.com, UMB Blog or follow us on Twitter at @UMBBank, UMB Facebook and UMB LinkedIn.

Consolidated Balance Sheets	UMB Financial Corporation
(unaudited, dollars in thousands)
	June 30,
	2018	2017
ASSETS
Loans	$11,631,628	$10,848,578
Allowance for loan losses	(98,298)	(97,797)

Net loans	11,533,330	10,750,781
Loans held for sale	3,482	3,443
Investment Securities:
Available for sale	6,011,684	6,226,041
Held to maturity	1,204,582	1,279,524
Trading securities	67,091	61,833
Other securities	66,547	65,039

Total investment securities	7,349,904	7,632,437
Federal funds sold and resell agreements	70,346	184,521
Interest-bearing due from banks	113,875	332,090
Cash and due from banks	379,433	379,148
Premises and equipment, net	274,408	276,412
Accrued income	100,133	99,122
Goodwill	180,867	180,867
Other intangibles, net	17,210	24,614
Other assets	508,482	436,421
Discontinued assets — goodwill and other intangibles, net	—	53,743

Total assets	$20,531,470	$20,353,599

LIABILITIES
Deposits:
Noninterest-bearing demand	$5,994,426	$6,433,339
Interest-bearing demand and savings	9,471,698	8,429,180
Time deposits under $250,000	512,446	569,281
Time deposits of $250,000 or more	407,508	664,866

Total deposits	16,386,078	16,096,666
Federal funds purchased and repurchase agreements	1,666,158	1,886,370
Long-term debt	78,692	76,083
Accrued expenses and taxes	147,608	161,470
Other liabilities	51,122	61,891

Total liabilities	18,329,658	18,282,480

SHAREHOLDERS’ EQUITY
Common stock	55,057	55,057
Capital surplus	1,050,660	1,037,898
Retained earnings	1,434,342	1,204,436
Accumulated other comprehensive loss, net	(128,959)	(23,625)
Treasury stock	(209,288)	(202,647)

Total shareholders’ equity	2,201,812	2,071,119

Total liabilities and shareholders’ equity	$20,531,470	$20,353,599

Consolidated Statements of Income	UMB Financial Corporation
(unaudited, dollars in thousands except share and per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
INTEREST INCOME
Loans	$135,150	$112,724	$261,284	$219,284
Securities:
Taxable interest	20,523	18,441	40,303	37,631
Tax-exempt interest	18,290	18,296	36,993	35,479

Total securities income	38,813	36,737	77,296	73,110
Federal funds and resell agreements	752	711	1,790	1,630
Interest-bearing due from banks	1,056	580	2,636	1,131
Trading securities	709	459	1,139	746

Total interest income	176,480	151,211	344,145	295,901

INTEREST EXPENSE
Deposits	18,334	7,835	32,169	13,801
Federal funds and repurchase agreements	6,666	4,994	11,398	8,463
Other	1,254	988	2,430	1,928

Total interest expense	26,254	13,817	45,997	24,192

Net interest income	150,226	137,394	298,148	271,709
Provision for loan losses	7,000	14,500	17,000	23,500

Net interest income after provision for loan losses	143,226	122,894	281,148	248,209

NONINTEREST INCOME
Trust and securities processing	42,845	44,811	86,847	87,352
Trading and investment banking	4,653	6,173	8,754	13,715
Service charges on deposit accounts	20,722	22,731	42,627	44,806
Insurance fees and commissions	340	513	641	1,159
Brokerage fees	6,291	5,889	12,644	11,266
Bankcard fees	17,184	20,234	35,307	37,986
Gains on sales of securities available for sale, net	228	1,280	367	1,748
Other	8,026	8,675	18,627	15,191

Total noninterest income	100,289	110,306	205,814	213,223

NONINTEREST EXPENSE
Salaries and employee benefits	104,175	102,773	212,143	206,425
Occupancy, net	10,813	11,061	21,766	22,029
Equipment	18,842	17,956	37,668	35,438
Supplies and services	4,146	4,792	7,906	8,886
Marketing and business development	6,184	5,732	11,218	9,873
Processing fees	11,537	10,743	22,698	19,942
Legal and consulting	6,460	6,467	10,304	11,517
Bankcard	4,165	5,033	8,791	9,936
Amortization of other intangible assets	1,485	1,924	3,047	3,970
Regulatory fees	3,772	4,071	6,677	7,904
Other	5,639	6,387	10,876	14,829

Total noninterest expense	177,218	176,939	353,094	350,749

Income before income taxes	66,297	56,261	133,868	110,683
Income tax expense	10,873	11,490	20,911	23,936

Income from continuing operations	55,424	44,771	112,957	86,747

Discontinued Operations
(Loss) income from discontinued operations before income taxes	—	(2,599)	(917)	308
Income tax (benefit) expense	—	(649)	(170)	53

(Loss) income from discontinued operations	—	(1,950)	(747)	255

NET INCOME	$55,424	$42,821	$112,210	$87,002

PER SHARE DATA
Basic:
Income from continuing operations	$1.12	$0.91	$2.28	$1.76
(Loss) income from discontinued operations	—	(0.04)	(0.01)	0.01

Net income – basic	1.12	0.87	2.27	1.77
Diluted:
Income from continuing operations	1.11	0.90	2.26	1.74
(Loss) income from discontinued operations	—	(0.04)	(0.01)	0.01

Net income - diluted	1.11	0.86	2.25	1.75
Dividends	0.290	0.255	0.580	0.510
Weighted average shares outstanding—basic	49,551,920	49,269,786	49,486,626	49,190,271
Weighted average shares outstanding—diluted	50,007,022	49,848,903	49,973,992	49,829,193

Consolidated Statements of Comprehensive Income	UMB Financial Corporation
(unaudited, dollars in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net income	$55,424	$42,821	$112,210	$87,002
Other comprehensive (loss) income, net of tax:
Unrealized gains and losses on debt securities:
Change in unrealized holding gains and losses, net	(16,020)	35,311	(96,682)	57,582
Less: Reclassification adjustment for gains included in net income	(228)	(1,280)	(367)	(1,748)

Change in unrealized gains and losses on debt securities during the period	(16,248)	34,031	(97,049)	55,834
Change in unrealized gains and losses on derivative hedges	910	(1,157)	3,112	(911)
Income tax benefit (expense)	3,770	(12,340)	23,552	(21,006)

Other comprehensive (loss) income before reclassifications	(11,568)	20,534	(70,385)	33,917
Amounts reclassified from accumulated other comprehensive income	—	—	(13,049)	—

Net current-period other comprehensive (loss) income	(11,568)	20,534	(83,434)	33,917

Comprehensive income	$43,856	$63,355	$28,776	$120,919

Consolidated Statements of Shareholders’ Equity	UMB Financial Corporation
(unaudited, dollars in thousands except per share data)
	Common Stock	Capital Surplus	Retained Earnings	Accumulated Other Comprehensive Loss	Treasury Stock	Total
Balance - January 1, 2017	$55,057	$1,033,419	$1,142,887	$(57,542)	$(211,437)	$1,962,384
Total comprehensive income	—	—	87,002	33,917	—	120,919
Cash dividends ($0.51 per share)	—	—	(25,453)	—	—	(25,453)
Purchase of treasury stock	—	—	—	—	(4,279)	(4,279)
Issuance of equity awards	—	(3,929)	—	—	4,401	472
Recognition of equity-based compensation	—	6,243	—	—	—	6,243
Sale of treasury stock	—	321	—	—	244	565
Exercise of stock options	—	1,844	—	—	8,424	10,268

Balance - June 30, 2017	$55,057	$1,037,898	$1,204,436	$(23,625)	$(202,647)	$2,071,119

Balance - January 1, 2018	$55,057	$1,046,095	$1,338,110	$(45,525)	$(212,206)	$2,181,531
Total comprehensive income (loss)	—	—	112,210	(83,434)	—	28,776
Reclassification of certain tax effects	—	—	12,917	—	—	12,917
Cash dividends ($0.580 per share)	—	—	(29,040)	—	—	(29,040)
Purchase of treasury stock	—	—	—	—	(6,211)	(6,211)
Issuance of equity awards	—	(2,457)	—	—	2,951	494
Recognition of equity-based compensation	—	5,201	—	—	—	5,201
Sale of treasury stock	—	278	—	—	275	553
Exercise of stock options	—	1,543	—	—	5,903	7,446
Cumulative effect adjustments	—	—	145	—	—	145

Balance - June 30, 2018	$55,057	$1,050,660	$1,434,342	$(128,959)	$(209,288)	$2,201,812

Average Balances / Yields and Rates	UMB Financial Corporation
(tax - equivalent basis)
(unaudited, dollars in thousands)
	Three Months Ended June 30,
	2018		2017
	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate
Assets
Loans, net of unearned interest	$11,444,448	4.74%	$10,812,058	4.18%
Securities:
Taxable	3,862,378	2.13	3,997,904	1.85
Tax-exempt	3,492,647	2.66	3,640,336	3.09

Total securities	7,355,025	2.38	7,638,240	2.44
Federal funds and resell agreements	107,343	2.81	150,745	1.89
Interest bearing due from banks	252,292	1.68	252,169	0.92
Trading securities	45,538	6.83	75,075	2.96

Total earning assets	19,204,646	3.79	18,928,287	3.41
Allowance for loan losses	(101,801)		(95,410)
Other assets	1,516,801		1,482,040

Total assets	$20,619,646		$20,314,917

Liabilities and Shareholders’ Equity
Interest-bearing deposits	$10,800,015	0.68%	$9,734,166	0.32%
Federal funds and repurchase agreements	1,737,383	1.54	2,400,181	0.83
Borrowed funds	78,583	6.40	75,953	5.22

Total interest-bearing liabilities	12,615,981	0.83	12,210,300	0.45
Noninterest-bearing demand deposits	5,666,364		5,837,602
Other liabilities	152,491		199,386
Shareholders’ equity	2,184,810		2,067,629

Total liabilities and shareholders’ equity	$20,619,646		$20,314,917

Net interest spread		2.96%		2.96%
Net interest margin		3.24		3.12

Average Balances / Yields and Rates	UMB Financial Corporation
(tax - equivalent basis)
(unaudited, dollars in thousands)
	Six Months Ended June 30,
	2018		2017
	Average Balance	Average Yield/Rate	Average Balance	Average Yield/Rate
Assets
Loans, net of unearned interest	$11,365,921	4.64%	$10,686,792	4.14%
Securities:
Taxable	3,865,660	2.10	4,097,794	1.85
Tax-exempt	3,563,715	2.65	3,564,319	3.08

Total securities	7,429,375	2.37	7,662,113	2.42
Federal funds and resell agreements	134,009	2.69	194,231	1.69
Interest bearing due from banks	341,469	1.56	280,490	0.81
Trading securities	45,068	5.65	67,809	2.73

Total earning assets	19,315,842	3.70	18,891,435	3.36
Allowance for loan losses	(101,652)		(94,264)
Other assets	1,468,793		1,477,685

Total assets	$20,682,983		$20,274,856

Liabilities and Shareholders’ Equity
Interest-bearing deposits	$10,754,187	0.60%	$9,689,335	0.29%
Federal funds and repurchase agreements	1,649,758	1.39	2,365,101	0.72
Borrowed funds	78,773	6.22	76,209	5.10

Total interest-bearing liabilities	12,482,718	0.74	12,130,645	0.40
Noninterest-bearing demand deposits	5,857,618		5,917,826
Other liabilities	170,374		200,809
Shareholders’ equity	2,172,273		2,025,576

Total liabilities and shareholders’ equity	$20,682,983		$20,274,856

Net interest spread		2.96%		2.96%
Net interest margin		3.22		3.10

Business Segment Information	UMB Financial Corporation
(unaudited, dollars in thousands)
	Three Months Ended June 30, 2018
	Commercial Banking	Institutional Banking	Personal Banking	Healthcare Services	Total
Net interest income	$93,011	$16,279	$31,111	$9,825	$150,226
Provision for loan losses	5,139	322	1,539	—	7,000
Noninterest income	19,178	43,411	28,720	8,980	100,289
Noninterest expense	62,859	47,551	54,259	12,549	177,218

Income before taxes	44,191	11,817	4,033	6,256	66,297
Income tax expense	7,246	1,939	662	1,026	10,873

Income from continuing operations	$36,945	$9,878	$3,371	$5,230	$55,424

Average assets	$9,740,000	$3,934,000	$4,799,000	$2,147,000	$20,620,000

	Three Months Ended June 30, 2017
	Commercial Banking	Institutional Banking	Personal Banking	Healthcare Services	Total
Net interest income	$86,810	$12,415	$30,615	$7,554	$137,394
Provision for loan losses	12,114	320	2,066	—	14,500
Noninterest income	21,714	48,161	31,135	9,296	110,306
Noninterest expense	62,545	46,610	56,516	11,268	176,939

Income before taxes	33,865	13,646	3,168	5,582	56,261
Income tax expense	7,188	3,137	106	1,059	11,490

Income from continuing operations	$26,677	$10,509	$3,062	$4,523	$44,771

Average assets	$9,842,000	$3,316,000	$5,293,000	$1,864,000	$20,315,000

	Six Months Ended June 30, 2018
	Commercial Banking	Institutional Banking	Personal Banking	Healthcare Services	Total
Net interest income	$185,006	$32,023	$62,003	$19,116	$298,148
Provision for loan losses	13,117	672	3,211	—	17,000
Noninterest income	39,775	88,830	59,434	17,775	205,814
Noninterest expense	125,131	94,383	109,225	24,355	353,094

Income before taxes	86,533	25,798	9,001	12,536	133,868
Income tax expense	13,516	4,030	1,406	1,959	20,911

Income from continuing operations	$73,017	$21,768	$7,595	$10,577	$112,957

Average assets	$9,765,000	$3,882,000	$4,885,000	$2,151,000	$20,683,000

	Six Months Ended June 30, 2017
	Commercial Banking	Institutional Banking	Personal Banking	Healthcare Services	Total
Net interest income	$172,108	$23,971	$60,809	$14,821	$271,709
Provision for loan losses	18,934	789	3,777	—	23,500
Noninterest income	40,919	93,828	59,671	18,805	213,223
Noninterest expense	125,202	91,362	112,632	21,553	350,749

Income before taxes	68,891	25,648	4,071	12,073	110,683
Income tax expense	14,870	5,456	1,015	2,595	23,936

Income from continuing operations	$54,021	$20,192	$3,056	$9,478	$86,747

Average assets	$9,730,000	$3,391,000	$5,317,000	$1,837,000	$20,275,000

The company has strategically aligned its operations into the following four reportable segments: Commercial Banking, Institutional Banking, Personal Banking, and Healthcare Services. Senior executive officers regularly evaluate business segment financial results produced by the company’s internal reporting system in deciding how to allocate resources and assess performance for individual business segments. Previously, the company had the following two business segments: Bank and Asset Servicing. The company’s reportable segments include certain corporate overhead, technology and service costs that are allocated based on methodologies that are applied consistently between periods. For comparability purposes, amounts in all periods are based on methodologies in effect at June 30, 2018.

Non-GAAP Financial Measures	UMB Financial Corporation
Net operating income Non-GAAP reconciliations:
(unaudited, dollars in thousands except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Income from continuing operations (GAAP)	$55,424	$44,771	112,957	$86,747
Adjustments:
Acquisition and divestiture (income) expense	(24)	17	(6)	17
Severance expense	867	259	2,814	735
Tax-impact of adjustments (i)	(188)	(99)	(624)	(271)

Total Non-GAAP adjustments (net of tax)	655	177	2,184	481

Net operating income from continuing operations (Non-GAAP)	$56,079	$44,948	$115,141	$87,228

Earnings per share from continuing operations - diluted (GAAP)	$1.11	$0.90	$2.26	$1.74
Acquisition and divestiture (income) expense	—	—	—	—
Severance expense	0.01	—	0.05	0.01
Tax-impact of adjustments (i)	—	—	(0.01)	—

Operating earnings per share from continuing operations - diluted (Non-GAAP)	$1.12	$0.90	$2.30	$1.75

GAAP
Return on average assets	1.08%	0.88%	1.10%	0.86%
Return on average equity	10.18	8.69	10.49	8.64

Non-GAAP
Operating return on average assets	1.09%	0.89%	1.12%	0.87%
Operating return on average equity	10.30	8.72	10.69	8.68

Operating noninterest expense and operating efficiency ratio Non-GAAP reconciliations:	UMB Financial Corporation
(unaudited, dollars in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Noninterest expense	$177,218	$176,939	$353,094	$350,749
Adjustments to arrive at operating noninterest expense (pre-tax):
Acquisition and divestiture (income) expense	(24)	17	(6)	17
Severance expense	867	259	2,814	735

Total Non-GAAP adjustments (pre-tax)	843	276	2,808	752

Operating noninterest expense (Non-GAAP)	$176,375	$176,663	$350,286	$349,997

Noninterest expense	$177,218	$176,939	$353,094	$350,749
Less: Amortization of other intangibles	1,485	1,924	3,047	3,970

Noninterest expense, net of amortization of other intangibles (Non-GAAP) (numerator A)	$175,733	$175,015	$350,047	$346,779

Operating noninterest expense	$176,375	$176,663	$350,286	$349,997
Less: Amortization of other intangibles	1,485	1,924	3,047	3,970

Operating expense, net of amortization of other intangibles (Non-GAAP) (numerator B)	$174,890	$174,739	$347,239	$346,027

Net interest income	$150,226	$137,394	$298,148	$271,709
Noninterest income	100,289	110,306	205,814	213,223
Less: Gains on sales of securities available for sale, net	228	1,280	367	1,748

Total Non-GAAP Revenue (denominator A)	$250,287	$246,420	$503,595	$483,184

Efficiency ratio (numerator A/denominator A)	70.21%	71.02%	69.51%	71.77%
Operating efficiency ratio (Non-GAAP) (numerator B/denominator A)	69.88%	70.91%	68.95%	71.61%

(i) Calculated using the company’s marginal tax rate of 22.2% for periods beginning after December 31, 2017 as a result of the Tax Cuts and Jobs Act. The prior periods were calculated using the company’s marginal tax rate of 36.0%.